LETTER OF TRANSMITTAL
                           8.68% Senior Notes due 2010

                     Iroquois Gas Transmission System, L.P.

                  Pursuant to the Exchange Offer in Respect of

               All of its Outstanding 8.68% Senior Notes due 2010
                         for 8.68% Senior Notes due 2010



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON SEPTEMBER 25, 2000 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.


                          To: The Chase Manhattan Bank
                                 Exchange Agent
                                55 Water Street,
                          New York, New York 10041-0199
                  Attention: Capital Markets Fiduciary Services
                          By Telephone: (212) 638-0828
                            Facsimile: (212) 638-7375



              Delivery of this Letter of Transmittal to an address, or transmission via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

              HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

----------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OLD NOTES
----------------------------------------------------------------------------------------------------------------
                                                                                      Aggregate Principal Amount
Names(s) and Address(es) of Holder(s)              Certificate Number(s)*                      Tendered
     (Please fill in, if blank)               (Attach signed list if necessary)           (if less than all)**
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
----------------------------------------------------------------------------------------------------------------
*   Need not be completed by Holders tendering by book-entry transfer.
**  Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 2.
----------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution:
                                     -------------------------------------------
       DTC Book-Entry Account:
                              --------------------------------------------------
       Transaction Code No.:
                            ----------------------------------------------------

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Terms of the Exchange Offer--Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Old Notes:
                                       -----------------------------------------

     Window Ticket No. (if any):
                                ------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Eligible Institution that Guaranteed Delivery:
                                                           ---------------------

     If Delivered by Book-Entry Transfer:
                                         ---------------------------------------

          Name of Tendering Institution:
                                        ----------------------------------------

          DTC  Book-Entry Account No.:
                                      ------------------------------------------

          Transaction Code No.:
                               -------------------------------------------------

[  ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
     COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:
               -----------------------------------------------------------------

          Address:
                  --------------------------------------------------------------

Ladies and Gentlemen:

         Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Partnership the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Partnership all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Partnership and as Trustee under the Indenture for the Old Notes and the Exchange Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Partnership, or transfer ownership of such Old Notes on the account books maintained by DTC, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Partnership and (ii) present such Old Notes for transfer on the books of the Partnership and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Partnership will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Partnership. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Partnership within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes from its own account in exchange for Old Notes, the undersigned represents that such Old Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned Holder represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Notes nor any other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) if the Holder is not a broker-dealer, or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Old Notes, neither the Holder nor any such other person is engaged in or intends to participate in the distribution of such Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of the Partnership within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Partnership to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

         For purposes of the Exchange Offer, the Partnership shall be deemed to have accepted validly tendered Old Notes when, as and if the Partnership has given oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Exchange and Registration Rights Agreement. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Old Notes are submitted for a greater principal amount than the holder desires to exchange, such unaccepted or non-exchanged Old Notes will be returned (except as noted below with respect to tenders through DTC) without expense to, to the undersigned at the address shown below or at such different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the expiration or termination of the Exchange Offer.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Partnership upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Partnership has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Partnership does not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE

        (To Be Completed by All Tendering Holders of Old Notes Regardless of Whether Old Notes Are Being Physically Delivered Herewith)

This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Partnership of such person's authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

x                                          Date:
 ---------------------------------------        ------------------------------

x                                          Date:
 ---------------------------------------        ------------------------------
      Signature(s) of Holder(s) or
           Authorized Signatory

Name(s):                                   Address:
        -------------------------------            ---------------------------

        -------------------------------            ---------------------------
                {Please Print)                         (Including Zip Code)

Capacity(ies):                             Area Code and Telephone No:
              -------------------------                               ----------

Social Security No(s).:
                       ----------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                               SIGNATURE GUARANTEE
                           (See Instruction 3 herein)
        Certain Signatures Must Be Guaranteed by an Eligible Institution



             ------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)


             ------------------------------------------------------
               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)


             ------------------------------------------------------
                             (Authorized Signature)


             ------------------------------------------------------
                                 (Printed Name)


             ------------------------------------------------------
                                     (Title)

Date:
     ----------------

--------------------------------------------------------     ------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
              (See Instruction 4 herein)                                  (See Instruction 4 herein)

         To be completed ONLY if certificates for Old                 To be completed ONLY if certificates for
Notes in a principal amount not tendered or not              Old Notes in a principal amount not tendered or not
accepted for exchange are to be issued in the name of,       accepted for exchange or the Exchange Notes issued
or the Exchange Notes issued pursuant to the Exchange        pursuant to the Exchange Offer are to be sent to
Offer are to be issued to the order of, someone other        someone other than the person or persons whose
than the person or persons whose signature(s)                signature(s) appear(s) within this Letter of
appear(s) within this Letter of Transmittal or issued        Transmittal or to an address different from that
to an address different from, that shown in the box          shown in the box entitled "Description of Old Notes"
entitled "Description of Old Notes" within this Letter       within this Letter of Transmittal or to be credited
of Transmittal, or if Exchange Notes tendered by             to an account maintained at DTC other than the
book-entry transfer that are not accepted for exchange       account at DTC indicated above.
are to be credited to an account maintained at DTC
other than the account at DTC indicated above.

Name:                                                        Name:
                    (Please Print)                                        (Please Print)

Address:                                                     Address:
                    (Please Print)                                        (Please Print)



                       Zip Code                                             Zip Code

DTC Account:                                                 DTC Account:


   Taxpayer Identification or Social Security Number           Taxpayer Identification or Social Security Number
          (See Substitute Form W-9 herein)                             (See Substitute Form W-9 herein)

--------------------------------------------------------     ------------------------------------------------------

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                   of the Exchange Offer and the Solicitation

1. Delivery of this Letter of Transmittal and Old Notes. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, unless an agent's message is transmitted in lieu thereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Partnership.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), unless an agent's message is transmitted in lieu thereof, setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC, must be received by the Exchange Agent within five Business Days after the Expiration Date, all as provided in the Prospectus under the caption "Terms of the Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M.,New York time, on the Expiration Date.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Partnership in its sole discretion, which determination will be final and binding. The Partnership reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Partnership's acceptance of which would, in the opinion of counsel for the Partnership, be unlawful. The Partnership also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Partnership's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Partnership shall determine. Although the Partnership intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Partnership, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. Partial Tenders. Tenders of Old Notes will be accepted only in authorized denominations of $1,000 with a minimum denomination of $100,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered in a minimum denomination of $100,000 and integral multiples of $1,000 in excess thereof and a certificate or certificates representing Exchange Notes issued in exchange of any Old Notes in a minimum denomination of $100,000 and integral multiples of $1,000 in excess thereof accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

         3. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of Old Notes listed therein, such Old Notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the Old Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Old Notes.

         If this Letter of Transmittal (or copy hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Partnership, evidence satisfactory to the Partnership of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

         4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         5. Transfer Taxes. The Partnership will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         6. Waiver of Conditions. The Partnership reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

         7. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

         8. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by the Partnership, whose determination will be final and binding. The Partnership reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Partnership's counsel, be unlawful. The Partnership also reserves the absolute right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Partnership, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Partnership's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.


                            IMPORTANT TAX INFORMATION

The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

----------------------------------------------------------------------------------------------------------------
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
----------------------------------------------------------------------------------------------------------------
              PAYOR'S NAME: IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
----------------------------------------------------------------------------------------------------------------
SUBSTITUTE                               Part 1--PLEASE PROVIDE YOUR TIN IN            Social Security Number
Form W-9                                 THE BOX AT RIGHT AND CERTIFY BY                        or
                                         SIGNING AND DATING BELOW                 Employer Identification Number

                                                                                       --------------------
----------------------------------------------------------------------------------------------------------------
                                         Part 2--Check the box if you are NOT
                                         subject to back-up withholding under
                                         the provisions of Section 3406(a)(1)(C)
                                         of the Internal Revenue Code because
Department of the Treasury               (1)  you have not been notified that you are subject to back-up
Internal Revenue Service                      withholding as a result of failure to report all interest or dividends,
Payor's Request for Taxpayer             (2)  the Internal Revenue Service has notified you that you are no longer
Identification Number (TIN)                   subject to back-up withholding or
                                         (3)  you are exempt.  ( )

                                         CERTIFICATE--UNDER PENALTY OF PERJURY, I CERTIFY THAT THE INFORMATION
                                         PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE
----------------------------------------------------------------------------------------------------------------
                            Sign Here<<  SIGNATURE:                                          Part 3--

                                         DATE:                                     Check if Awaiting TIN( )
----------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                          (DO NOT WRITE IN SPACE BELOW)

--------------------------------------------------------------------------------
Certificate Surrendered         Old Notes Tendered            Old Notes Accepted
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Delivery Prepared by                    Checked by                   Date
                    -------------------           ------------------     -------

                  The Exchange Agent for the Exchange Offer is:

                            The Chase Manhattan Bank
                                55 Water Street,
                          New York, New York 10041-0199
                      Attention: Capital Markets Fiduciary
                          By Telephone: (212) 638-0828
                            Facsimile: (212) 638-7375
FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (212) 638-0828, OR BY FACSIMILE AT (212) 638-7375.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------
                                                        Give the SOCIAL
For this type of account:                               SECURITY number of--
--------------------------------------------------------------------------------
1.   An individual's account                            The individual

2.   Two or more individuals (joint account)            The actual owner of the account or, if combined funds,
                                                        any one of the individuals(1)

3.   Husband and wife (joint account)                   The actual owner of the account or, if joint funds,
                                                        either person(1)

4.   Custodian account of a minor (Uniform Gift         The minor(2)
     to Minors Act)

5.   Adult and minor (joint account)                    The adult or, if the minor is the only contributor,
                                                        the minor(1)

6.   Account in the name of guardian or committee       The ward, minor, or incompetent person(3)
     for a designated ward, minor, or incompetent
     person

7.   a. The usual revocable savings trust               The grantor-trustee(1)
        account (grantor is also trustee)

     b.  So-called trust account that is                The actual owner(1)
         not a legal or valid trust under State law

8.   Sole proprietorship account                        The owner(4)


9.   A valid trust, estate, or pension trust            The legal entity (Do not furnish the identifying number
                                                        of the personal representative or trustee unless the
                                                        legal entity itself is not designated in the account
                                                        title.)(5)

10.  Corporate account                                  The corporation

11.  Religious, charitable, or educational              The organization
     organization account

12.  Partnership account held in the name of            The partnership
     the business

13.  Association, club or other tax-exempt              The organization
     organization

14.  A broker or registered                             The broker or nominee
     nominee

15.  Account with the Department of Agriculture in      The public entity
     the name of a public entity (such as a State
     or local government, school district, or
     prison) that receives agricultural program
     payments
----------

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's Social Security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
(4)  Show the name of the owner.
(5)  List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Obtain a Number
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:
o    A corporation.
o    A financial institution.
o An organization exempt from tax under section 501(a), or an individual retirement plan.
o    The United States or any agency or instrumentality thereof.
o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o    An international organization or any agency
o    of or instrumentality thereof.
o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
o    A real estate investment trust.
o    A common trust fund operated by a bank under section 584(a).
o    An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
o    An entity registered at all times under the Investment Company Act of 1940.
o    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
o    Payments to nonresident aliens subject to withholding under section 1441.
o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
o Payments of patronage dividends where the amount renewed is not paid in money.
o    Payments made by certain foreign nations.
o    Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends in section 852).
o    Payments described in section 6049(b)(5) to non-resident aliens.
o    Payments on tax-free covenant bonds under section 1451.
o    Payments made by certain foreign organizations.
o    Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

     FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE